UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices)  (Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

ANNUAL REPORT

MARCH 31, 2013

THE ADIRONDACK SMALL CAP FUND

MANAGER’S COMMENTARY

MARCH 31, 2013 (UNAUDITED)

Dear Fellow Shareholder:

The Adirondack Small Cap Fund returned 14.4% during the 2013 fiscal year (04/01/12 to 03/31/13). During the same period, its benchmark, the Russell 2000 Value Index® (“RUJ”), returned 18.1%.  We are contrarians not index huggers.  Although frustrated with our relative underperformance during the past twelve months, we understand that our focus on the long term will occasionally lead to periods where we will be out of step with the market.

Since the inception of the fund we have consistently been overweight Technology and underweight Financial Services relative to our benchmark.  For the past 12 months, this allocation hurt us as Financial Services significantly outperformed the market while technology underperformed.  The current trend in the market is that dividend plays like utilities, REITs, MLPs and Banks are doing well as investors seek to replace fixed income yield with lower beta equity exposure. We believe the new preference for dividend yield is pushing the prices of those stocks beyond what is justified by their fundamentals.   On the flip side, companies that pay no dividends (or modest ones) look more attractively valued and in some cases downright cheap. The Technology, Energy and Materials sectors are full of companies attractively valued relative to their long term potential.

When constructing the portfolio, we focus on industries and companies in transition. A fundamentally sound company, with a good management team, in an industry with rising barriers to entry is one that really appeals to us. Take, for example, Sanmina Corporation (SANM) who we visited with last fall at their investor day. They operate in the rapidly growing electronics industry which has seen numerous product cycles, technology shifts, and manufacturing changes over the past 20 years. The industry landscape has changed as there are fewer competitors with similar global reach, yet there is more need for electronics manufacturing and logistics expertise than ever before. The seasoned management team at Sanmina has taken aggressive actions to manage cost and focus on high value programs. From these actions they generated double digit returns on invested capital along with significant cash flow. The company has historically focused more on repaying loans rather than paying dividends or repurchasing shares, but now with a more modest debt burden, they should be in a position to return cash to investors.

The U.S. economy over the past twelve months has shown some improvement despite the headwinds of decreasing public sector payrolls and cautious private sector investment. We are encouraged by the improving housing sector, modest declines in unemployment and lower energy prices. Europe remains the largest problem for the global economy as the continent continues to struggle with debt, high labor costs and a troubled common currency. Japan is in a difficult spot with high debt and an aging population. China’s transition to a more consumer oriented economy remains a question mark.  With that said, U.S. equities should continue to remain the preferred choice for investors seeking inflation protection.

As always, we appreciate your continued support.  We can’t promise what the future holds, but we can assure you that our philosophy and process remains the same as the day we started. There are opportunities in any kind of market and we work vigilantly to try to find them.   For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com. As always, please don’t hesitate to pick up the phone and call us at (518) 690-0470.

Regards,

Matt Reiner, CFA®                                                Greg Roeder, CFA®

Portfolio Manager                                                  Portfolio Manager

mreiner@adirondackfunds.com                       groeder@adirondackfunds.com

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

MARCH 31, 2013 (UNAUDITED)

1.	CNO Financial Group, Inc.	2.52%
2.	Journal Communications, Inc.	2.32%
3.	Emcor Group, Inc.	2.27%
4.	Trinity Biotech Plc.	2.26%
5.	Allscripts Healthcare Solutions, Inc.	2.16%
6.	UniSource Energy Corp.	2.14%
7.	Genworth Financial, Inc. Class A	2.10%
8.	Stewart Information Services, Corp.	2.02%
9.	Owens & Minor, Inc.	2.01%
10.	Global Power Equipment Group, Inc.	2.00%

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2013 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.

Adirondack Small Cap Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2013)
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
Adirondack Small Cap Fund ($20,657)
Russell 2000 Index ($17,234)
Russell 2000 Value Index ($16,141)

	1 Year	3 Year	5 Year	Since Inception
Adirondack Small Cap Fund *	14.40%	12.97%	11.48%	9.51%
Russell 2000 Index **	16.30%	13.44%	8.23%	7.06%
Russell 2000 Value Index ***	18.09%	12.11%	7.29%	6.18%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2013 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
21.65%
Utilities
3.65%
Cash Equivalents
5.20%
Consumer Cyclical
11.63%
Consumer Defensive
9.58%
Energy
2.00%
Financial Services
21.85%
Communication
Services
1.05%
Healthcare
7.91%
Industrials
13.86%
Basic Materials
1.62%

	The Adirondack Small Cap Fund
	Schedule of Investments
	March 31, 2013

Shares		Value

COMMON STOCKS - 92.80%

Accident & Health Insurance - 2.52%
264,478	CNO Financial Group, Inc. (1 Right per share, exp. 12/06/14)	$ 3,028,273

Agriculture Production - Crops - 2.81%
166,940	Dole Food Company, Inc. *	1,819,646
57,836	Fresh Del Monte Produce, Inc. (Cayman Islands)	1,560,415
		3,380,061
Agriculture Production - Livestock & Animal Specialties - 0.62%
17,398	Cal-Maine Foods, Inc.	740,459

Ball & Roller Bearings - 0.99%
125,571	NN, Inc. *	1,187,902

Biotechnology Research & Products - 2.26%
160,882	Trinity Biotech Plc. (Ireland)	2,715,688

Bottled & Canned Soft Drinks Carbonated Waters - 1.60%
31,895	Coca-Cola Bottling Co.	1,923,906

Business Services, NEC - 1.72%
34,368	Comverse, Inc. *	963,679
79,045	Keynote Systems, Inc.	1,103,468
		2,067,147
Cogeneration Services & Small Power Producers - 1.25%
74,400	Covanta Holding Corp.	1,499,160

Commercial Banks - 1.92%
139,243	First Merit Corp.	2,303,079

Commercial Physical & Biological Research - 1.00%
114,083	Albany Molecular Research, Inc. * (1 Right per share, exp. 07/30/22)	1,199,012

Computer Communications Equipment - 1.11%
204,207	Emulex Corp. *	1,333,472

Computer Peripheral Equipment, NEC - 1.95%
406,400	Brocade Communications Systems, Inc. *	2,344,928

Computer Processing & Data Preparation - 1.06%
641,245	Ipass, Inc. *	1,269,665

Computer Programming, Data Processing, Etc. - 0.96%
266,423	Autobytel, Inc. *	1,156,276

Construction Special Trade Contractors - 0.98%
79,282	Matrix Service Co. *	1,181,302

Crude Petroleum & Natural Gas - 2.00%
233,686	Tetra Technologies, Inc. *	2,397,618

Electric Services - 3.66%
52,708	Dynegy, Inc. *	1,264,465
23,939	PNM Resources, Inc.	557,539
52,500	UniSource Energy Corp.	2,569,350
		4,391,354
Electric Lighting & Wiring Equipment - 1.49%
256,891	LSI Industries, Inc.	1,793,099

Electronic Components & Accessories - 2.77%
188,312	CTS Corp.	1,965,977
99,900	Vishay Intertechnology, Inc. *	1,359,639
		3,325,616
Electrical Work - 2.27%
64,434	Emcor Group, Inc.	2,731,357

Fabricated Plate Work (Boiler Shops) - 2.00%
136,566	Global Power Equipment Group, Inc.	2,406,293

Fats and Oils - 1.75%
195,806	Omega Protein Corp. *	2,104,915

Financial Services - 1.37%
66,200	Broadridge Financial Solutions, Inc.	1,644,408

Fire, Marine & Casualty Insurance - 4.45%
44,258	Endurance Specialty Holdings Ltd. (Bermuda)	2,115,975
57,600	Montpelier Re Holdings Ltd. (Bermuda)	1,500,480
71,984	Selective Insurance Group, Inc.	1,728,336
		5,344,791
Food & Kindred Products - 1.06%
141,450	Boulder Brands, Inc. *	1,271,636

Gold And Silver Ores - 1.62%
55,291	Coeur D'Alene Mines Corp. *	1,042,788
55,400	Pan American Silver Corp. (Canada)	907,452
		1,950,240
Home Health Care - 0.74%
1,939,156	Hooper Holmes, Inc. *	892,012

Investment Advice - 1.84%
234,668	Janus Capital Group, Inc.	2,205,879

Leisure Time - 1.91%
346,339	Callaway Golf Corp.	2,292,764

Life Insurance - 3.14%
252,600	Genworth Financial, Inc. Class A *	2,526,000
40,348	Phoenix Companies, Inc. *	1,241,508
		3,767,508
Machine Tools, Metal Cutting Types - 1.13%
99,510	Hardinge, Inc.	1,356,321

Meat Packing Plants - 1.76%
755	Seaboard Corp.	2,113,992

Medical & Dental Instruments & Supply - 3.92%
235,288	Cryolife, Inc. (1 Right per share, exp. 11/23/15)	1,414,081
74,151	Owens & Minor, Inc.	2,414,357
54,567	Vascular Solutions, Inc. *	885,077
		4,713,515
Motor Vehicle Parts & Accessories - 1.69%
35,288	Visteon Corp. *	2,036,118

Plastics Products, NEC - 0.51%
44,108	Myers Industries, Inc.	615,748

Prepackaged Software - 0.01%
1,100	Saba Software, Inc. *	8,745

Printed Circuit Boards - 2.86%
83,288	Benchmark Electronics, Inc. *	1,500,850
169,989	Sanmina-Sci Corp. *	1,932,775
		3,433,625
Production Technology Equipment - 0.61%
66,723	Electro Scientific Industries, Inc. (1 Right per share, exp. 05/18/19)	737,289

Publishing-Newspapers - 2.32%
414,619	Journal Communications, Inc. Class A *	2,786,240

Radio & TV Broadcasting & Communications Equipment - 1.78%
179,724	SeaChange International, Inc. *	2,136,918

Retail-Apparel & Accessory Stores - 1.40%
67,987	Aeropostale, Inc. *	924,623
42,860	Express, Inc. *	763,337
		1,687,960
Retail-Eating Places - 0.47%
811,498	Cosi, Inc. *	559,853

Retail Stores, NEC - 1.70%
45,799	IAC/Interactive Corp.	2,046,299

Retail-Women's Clothing Stores - 0.55%
103,163	Christopher & Banks Corp. * (1 Right per share, exp. 07/05/14)	663,338

Savings Institution, Federally Chartered - 1.53%
201,674	Brookline Bancorp, Inc.	1,843,300

Security Brokers, Dealers, & Flotation Companies - 1.57%
627,160	Cowen Group, Inc. Class A *	1,768,591
34,853	GFI Group, Inc.	116,409
		1,885,000
Semiconductors & Related Devices - 1.48%
288,999	AXT, Inc. *	849,657
182,575	Triquint Semiconductor, Inc. *	923,830
		1,773,487
Services-Computer Integrated Systems Design - 2.16%
190,749	Allscripts Healthcare Solutions, Inc. * (1 Right per share, exp. 05/06/13)	2,592,279

Services - Computer Programming Services - 0.77%
120,333	Real Networks, Inc. *	927,767

Services-Engineering, Accounting, Research, Management - 1.07%
184,127	PRGX Global, Inc. *	1,279,683

Services-Equipment Rental & Leasing, NEC - 1.10%
85,810	Aercap Holdings N.V. *	1,325,764

Services-Motion Picture & Video Tape Production - 0.93%
265,370	Gaiam, Inc. Class A *	1,114,554

Services-Prepackaged Software - 1.42%
267,377	Intralinks Holding, Inc. *	1,700,518

Surety Insurance - 1.54%
89,600	Assured Guaranty Ltd. (Bermuda)	1,846,656

Telephone & Telegraph Apparatus - 0.62%
438,240	Alcatel Lucent S.A. *	582,859
80,171	Tellabs, Inc.	167,557
		750,416
Title Insurance - 2.02%
95,464	Stewart Information Services, Corp.	2,431,468

Women's Misses' & Juniors Outerwear - 1.06%
305,808	Bebe Stores, Inc.	1,275,219

TOTAL FOR COMMON STOCKS (Cost $88,948,709) - 92.80%		111,491,892

PREFERRED STOCKS - 2.17%
70,344	Phoenix Companies, Inc. 7.45% 01/15/32	1,648,160
37,709	Pulte Homes, Inc. 7.375% 06/01/46	966,482
TOTAL FOR PREFERRED STOCKS (Cost $2,261,232) - 2.17%		2,614,642

SHORT-TERM INVESTMENTS - 5.21%
6,256,558	Huntington U.S. Treasury Money Market IV 0.05% **	6,256,558
TOTAL SHORT-TERM INVESTMENTS (Cost $6,256,558) - 5.21%		6,256,558

TOTAL INVESTMENTS (Cost $97,466,499) - 100.18%		120,363,092

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.18)%		(216,867)

NET ASSETS - 100.00%		$ 120,146,225

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at March 31, 2013.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 111,491,892	$ -	$ -	$ 111,491,892
Preferred Stocks	2,614,642	-	-	2,614,642
Short-Term Investments:
Huntington US Treasury Money Market Fund IV	6,256,558	-	-	6,256,558
	$ 120,363,092	$ -	$ -	$ 120,363,092

The Fund did not hold any Level 3 assets during the period ended March 31, 2013. The Fund did not hold any derivative instruments at any time during the period ended March 31, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Assets and Liabilities
March 31, 2013

Assets:
Investments in Securities, at Value (Cost $97,466,499)	$ 120,363,092
Cash	347,141
Receivables:
Securities Sold	310,812
Dividends and Interest	73,790
Shareholder Subscriptions	112,583
Prepaid Expenses	18,625
Total Assets	121,226,043
Liabilities:
Securities Purchased	818,628
Shareholder Redemptions	74,845
Due to Advisor	161,195
Accrued Expenses	25,150
Total Liabilities	1,079,818

Net Assets	$ 120,146,225

Net Assets Consist of:
Paid In Capital	$ 94,499,206
Accumulated Realized Gain on Investments	2,750,426
Unrealized Appreciation in Value of Investments	22,896,593
Net Assets, for 6,691,043 Shares Outstanding	$ 120,146,225

Net Asset Value Per Share	$ 17.96

Minimum Redemption Price Per Share ($17.96 * 0.99) (Note 4) *	$ 17.78

* The Fund will deduct a 1.00% redemption fee on shares purchased and redeemed within 30 days.
The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Operations
For the Year Ended March 31, 2013

Investment Income:
Dividends (net of $1,781 of foreign tax withheld)	$ 1,415,619
Interest	168,093
Total Investment Income	1,583,712

Expenses:
Advisory Fees (Note 3)	1,223,684
Transfer Agent Fees	54,819
Legal Fees	11,885
Custodian Fees	24,764
Auditing Fees	15,137
Trustee Fees	6,923
Chief Compliance Officer Fees	11,259
Insurance Fees	10,791
Registration Fees	29,728
Printing & Mailing Fees	16,932
Miscellaneous Fees	7,874
Total Expenses	1,413,796
Expense Recapture (Note 3)	35,214
Net Expenses	1,449,010

Net Investment Income	134,702

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	3,200,457
Net Change in Unrealized Appreciation on Investments	11,618,428
Realized and Unrealized Gain on Investments	14,818,885

Net Increase in Net Assets Resulting from Operations	$ 14,953,587

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2013	3/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 134,702	$ 4,639
Net Realized Gain (Loss) on Investments	3,200,457	(210,983)
Unrealized Appreciation Investments	11,618,428	712,633
Net Increase in Net Assets Resulting from Operations	14,953,587	506,289

Distributions to Shareholders: (Note 6)
Net Investment Income	(174,060)	-
Realized Gains	(85,204)	(1,691,564)
Total Dividends and Distributions Paid to Shareholders	(259,264)	(1,691,564)

Capital Share Transactions (Note 4)	13,966,714	34,281,350

Total Increase in Net Assets	28,661,037	33,096,075

Net Assets:
Beginning of Period	91,485,188	58,389,113

End of Period (Including Undistributed Net Investment Income of
$0 and $4,639, respectively)	$ 120,146,225	$ 91,485,188

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2013	3/31/2012	3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Year	$ 15.74	$ 16.38	$ 12.77	$ 6.33	$ 11.01

Income From Investment Operations:
Net Investment Income (Loss) *	0.02	0.00	(0.04)	(0.02)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	2.24	(0.33)	3.65	6.47	(4.50)
Total from Investment Operations	2.26	(0.33)	3.61	6.45	(4.48)

Distributions:
Net Investment Income	(0.03)	-	-	(0.01)	-
Realized Gains	(0.01)	(0.31)	-	-	(0.20)
Total from Distributions	(0.04)	(0.31)	-	(0.01)	(0.20)

Proceeds from Redemption Fees †	-	-	-	-	-

Net Asset Value, at End of Year	$ 17.96	$ 15.74	$ 16.38	$ 12.77	$ 6.33

Total Return **	14.40%	(1.74)%	28.27%	101.91%	(40.86)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 120,146	$ 91,485	$ 58,389	$ 18,250	$ 5,773
Ratio of Expenses to Average Net Assets
Before Waivers/Recapture	1.44%	1.50%	1.64%	1.84%	2.17%
After Waivers/Recapture	1.48%	1.48%	1.49%	1.54%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers/Recapture	0.17%	(0.01)%	(0.47)%	(0.49)%	(0.27)%
After Waivers/Recapture	0.14%	0.01%	(0.31)%	(0.19)%	0.21%
Portfolio Turnover	30.81%	33.00%	22.95%	61.01%	72.01%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
† Amount less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013 (Unaudited)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations: Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Board of Trustees annually reviews and approves the use of the pricing services.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that use of the pricing service will result in the accurate valuation of Fund securities.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the year ended March 31, 2013.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each a Trustee and an officer of the Fund, are shareholders of the Advisor. Stephen Gonick and Louis Morizio are also shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  Effective August 1, 2009, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.49% until July 31, 2011. Effective August 1, 2011, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48% until July 31, 2013. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2013, the Advisor earned advisory fees of $1,223,684, and recaptured $35,214 of previously waived fees.  As of March 31, 2013, the Fund owed the Advisor $161,195, of which $35,129 consisted of expense recapture as described below and $126,066 consisted of accrued but unpaid investment advisory fees.

As of March 31, 2013, the following is subject to repayment by the Fund to the Advisor:

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2011	March 31, 2014	$49,875
March 31, 2012	March 31, 2015	$10,278

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $94,499,206 as of March 31, 2013.  Transactions in capital for the years ended March 31, 2013 and 2012 were as follows:

	March 31, 2013		March 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	2,616,588	$ 41,039,195	3,896,917	$ 58,679,311
Shares reinvested	12,958	205,636	119,432	1,660,108
Shares redeemed	(1,750,857)	(27,278,117)	(1,767,690)	(26,058,069)
Net increase	878,689	$ 13,966,714	2,248,659	$ 34,281,350

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the year ended March 31, 2013, $1,958 redemption fees were collected by the Fund from shareholder transactions and included in paid-in-capital.  Proceeds from redemption fees were less that $0.005 per share.

Note 5. Investment Transactions

For the year ended March 31, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $41,922,012 and $28,514,994, respectively.

Note 6. Tax Matters

As of March 31, 2013, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 97,623,724

Gross tax appreciation of investments	$ 25,238,075

Gross tax depreciation of investments	$ (2,498,707)

Net tax appreciation of investments	$ 22,739,368

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2013, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed ordinary income	$ -

Short-term capital loss carry-forward +	$ -

Accumulated realized gains	$ 3,027,084

* The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

On December 27, 2012, the Fund declared a distribution of $.02717 per share of ordinary income and $.01330 of short term capital gain.

On December 29, 2011, the Fund declared a distribution of $.2345 per share of long term capital gain and $.0791 of short term capital gain.

The tax character of distributions paid during the years ended March 31, 2013 and 2012 were as follows:

	2013	2012
Ordinary Income	$ 174,060	$ 426,667
Short-term Gain	$ 85,204	$ -
Long-term Gain	$ -	$ 1,264,897

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 7. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2013, National Financial Service Corp., for the benefit of its customers, owned 32.59% of the Fund.  As of March 31, 2013, Charles Schwab & Company, Inc., for the benefit of its customers, owned approximately 26.49% of the Fund.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The Pronouncement requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact that this Pronouncement may have on the Fund’s financial statements.

THE ADIRONDACK SMALL CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 16, 2013

The Adirondack Small Cap Fund
Expense Illustration
March 31, 2013 (Unaudited)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: (1) management fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemption of shares within 30 days of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on redemptions within 30 days of purchase.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If the transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2012	March 31, 2013	October 1, 2012 to March 31, 2013

Actual	$1,000.00	$1,133.15	$7.87
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.55	$7.44

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2013 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Home, LLC since March 2013. Home Builder and Developer, LDM Management Group Inc. from January 2007 to February 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	Principal and General Manager of Operations, Ideal Wood Products since 2006.

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2013 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 617 Comstock Rd., Suite 2 Berlin, VT 05602 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	1	Business Manager, Northern Vermont Resource Conservation and Development Council, Inc. (non-profit) since April 2005
Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

This report is provided for the general information of the shareholders of the Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2013

$ 12,500

FY 2012

$ 12,500

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

(c)

Tax Fees

Registrant

FY 2013

$ 1,900

FY 2012

$ 2,000

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 1,900 [tax fees]

FY 2012

$ 2,000 [tax fees]

 (h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date May 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date May 23, 2013

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date May 23, 2013

* Print the name and title of each signing officer under his or her signature.